Form 10K
Exhibit 32.2

Certification of Chief Financial Officer Pursuant to Rule 13a-14(b) or Rule 15d-14(b) and 18 U.S.C. Section 1350, As Adopted Pursuant To Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Commercial Bankshares, Inc., (the “Company”) on Form 10-K for the year ended, December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Barbara E. Reed, Chief Financial Officer of the Company, certify, pursuant to 18. U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1)  The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

/s/ Barbara E. Reed
Barbara E. Reed
Chief Financial Officer
March 15, 2006

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.